M3Sixty Funds Trust N-CSR

Exhibit 99.906Cert

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Randy Linscott, Principal Executive Officer of the M3Sixy Funds Trust (the “registrant”), certify that:

1.	The N-CSR of the Cognios Large Cap Value Fund, Cognios Market Neutral Fund and F/m Investments Large Cap Focused Fund, formerly the Cognios Large Cap Growth Fund, each a series of the registrant, for the fiscal year ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Randy Linscott
Randy Linscott
Principal Executive Officer

Date:	September 4, 2020

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Larry E. Beaver, Jr., Assistant Treasurer and Acting Principal Financial Officer of the M3Sixty Funds Trust, (the “registrant”), certify that:

1.	The N-CSR of the Cognios Large Cap Value Fund, Cognios Market Neutral Fund and F/m Investments Large Cap Focused Fund, formerly the Cognios Large Cap Growth Fund, each a series of the registrant, for the fiscal year ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Larry E. Beaver, Jr.
Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer

Date:	September 4, 2020

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.